SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                           --------------------------

                                   FORM 8-K/A

                                (AMENDMENT NO. 1)

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): APRIL 22, 2003


                            CHECKPOINT SYSTEMS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       PENNSYLVANIA                     NO. 1-11257              22-1895850
----------------------------      ----------------------      ----------------
(State or Other Jurisdiction      Commission File Number      (I.R.S. Employer
    of Incorporation)                                        Identification No.)

            101 WOLF DRIVE, P.O. BOX 188, THOROFARE, NEW JERSEY 08086
            ---------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, Including Area Code: (856) 848-1800
                                                           --------------

Item 9. Regulation FD Disclosure  (Information  Provided Under Item 12 - Results
--------------------------------------------------------------------------------
of Operations and Financial Condition).
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     The diluted loss per share for the first quarter 2002, as shown in: (1) the
Company's press release announcing the Company's first quarter 2003 results dated April 22, 2003 and the accompanying Consolidated Statements of Operations reported on Form 8-K on April 23, 2003; and (2) the "Selected Quarterly Financial Data" in the Company's Annual Report on Form 10-K, which was filed on March 28, 2003, should have been $(2.10) and not $(1.73). The correction is due to the anti-dilutive effect of conversion of the Company's subordinated debentures for the quarter. Although these debentures were properly considered dilutive for all subsequent 2002 quarters and full year earnings per share calculations, they were not for the first quarter and, therefore, the related shares assumed issued upon conversion should not have been included in the first quarter diluted loss per share calculation. This had no impact on the presentation of first quarter net earnings or per share amounts from continuing operations in 2002. In addition, reported earnings and per share amounts for the second, third, and fourth quarters as well as the full year 2002 are not affected by this change.

     This Form 8-K may include information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements may involve risk and uncertainties that could cause actual results to differ materially from any future results encompassed within the forward-looking statements. Factors that could cause or contribute to such differences include those matters disclosed in the Company's Security and Exchange Commission filings.

     The foregoing information is being provided under Item 12 - Results of Operations and Financial Condition. It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in Release No. 33-8216. Such information, including the Exhibits previously filed, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CHECKPOINT SYSTEMS, INC.


                                        By: /s/ Arthur W. Todd
                                          --------------------------------------
                                          Arthur W. Todd
                                          Vice President, Corporate Controller
                                          and Chief Accounting Officer



Dated:  May 19, 2003